EXHIBIT 32
                                   ----------

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of NanoPierce Technologies, Inc. for the quarter ended December 31, 2003, I, Kristi
J. Kampmann, Chief Financial Officer of NanoPierce Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     a) such Quarterly Report on Form 10-QSB of NanoPierce Technologies, Inc. for the quarter ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) the information contained in such Quarterly Report on Form 10-QSB of NanoPierce Technologies, Inc. for the quarter ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of NanoPierce Technologies, Inc.


                                      /s/Kristi  J.  Kampmann
                                      ------------------------------------------
                                      Kristi  J.  Kampmann,
                                      Chief  Financial  Officer

Date:  February 17, 2004


               A signed original of this written statement required by Section 906 has been provided to NanoPierce Technologies, Inc. and will be retained by NanoPierce Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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